                                 AMENDMENT NO. 5

                                     TO THE

                                 FIRST RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

     The First Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, as subsequently amended, and as restated the 20th day of September, 2006, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of beneficial interest set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor"), is hereby amended to delete AIM Advantage Health Sciences Fund, AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund.

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                                 FIRST RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COUNSELOR SERIES TRUST
   AIM Floating Rate Fund -                        Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Multi-Sector Fund -                         Class A
                                                   Class C
                                                   Institutional Class

   AIM Select Real Estate Income Fund -            Class A
                                                   Class C
                                                   Institutional Class

   AIM Structured Core Fund -                      Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Structured Growth Fund -                    Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Structured Value Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM EQUITY FUNDS
   AIM Capital Development Fund -                  Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

   AIM Charter Fund -                              Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Constellation Fund -                        Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Diversified Dividend Fund -                 Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

   AIM Large Cap Basic Value Fund -                Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

   AIM Large Cap Growth Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

AIM FUNDS GROUP
   AIM Basic Balanced Fund -                       Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

   AIM European Small Company Fund -               Class A
                                                   Class C

   AIM Global Value Fund -                         Class A
                                                   Class C
                                                   Institutional Class

   AIM International Small Company Fund -          Class A
                                                   Class C
                                                   Institutional Class

   AIM Mid Cap Basic Value Fund -                  Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Select Equity Fund -                        Class A
                                                   Class C

   AIM Small Cap Equity Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM GROWTH SERIES
   AIM Basic Value Fund -                          Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Conservative Allocation Fund -              Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Global Equity Fund -                        Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Growth Allocation Fund -                    Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Income Allocation Fund -                    Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Independence Now Fund-                      Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Independence 2010 Fund-                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Independence 2020 Fund-                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Independence 2030 Fund-                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Independence 2040 Fund-                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Independence 2050 Fund-                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM International Allocation Fund -             Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Mid Cap Core Equity Fund -                  Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Moderate Allocation Fund -                  Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Moderate Growth Allocation Fund -           Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Moderately Conservative Allocation Fund -   Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Small Cap Growth Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

AIM INTERNATIONAL MUTUAL FUNDS
   AIM Asia Pacific Growth Fund -                  Class A
                                                   Class C

   AIM European Growth Fund -                      Class A
                                                   Class C
                                                   Class R
                                                   Investor Class

   AIM Global Aggressive Growth Fund -             Class A
                                                   Class C

   AIM Global Growth Fund -                        Class A
                                                   Class C

   AIM International Core Equity Fund -            Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

   AIM International Growth Fund -                 Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM INVESTMENT FUNDS
   AIM China Fund -                                Class A
                                                   Class C
                                                   Institutional Class

   AIM Developing Markets Fund -                   Class A
                                                   Class C
                                                   Institutional Class

   AIM Global Health Care Fund -                   Class A
                                                   Class C
                                                   Institutional Class

   AIM International Total Return Fund -           Class A
                                                   Class C
                                                   Investor Class

   AIM Japan Fund -                                Class A
                                                   Class C
                                                   Institutional Class

   AIM LIBOR Alpha Fund -                          Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Trimark Endeavor Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Trimark Fund -                              Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Trimark Small Companies Fund -              Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM INVESTMENT SECURITIES FUNDS
   AIM Global Real Estate Fund -                   Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM High Yield Fund -                           Class A
                                                   Class C
                                                   Institutional Class
                                                   Investor Class

   AIM Income Fund -                               Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

   AIM Intermediate Government Fund -              Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

   AIM Limited Maturity Treasury Fund -            Class A
                                                   Class A3
                                                   Institutional Class

   AIM Money Market Fund -                         AIM Cash Reserve Shares
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

   AIM Municipal Bond Fund -                       Class A
                                                   Class C
                                                   Investor Class

   AIM Real Estate Fund -                          Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

   AIM Short Term Bond Fund -                      Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Total Return Bond Fund -                    Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM SECTOR FUNDS
   AIM Energy Fund -                               Class A
                                                   Class C
                                                   Institutional Class
                                                   Investor Class

   AIM Financial Services Fund -                   Class A
                                                   Class C
                                                   Investor Class

   AIM Gold & Precious Metals Fund -               Class A
                                                   Class C
                                                   Investor Class

   AIM Leisure Fund -                              Class A
                                                   Class C
                                                   Class R
                                                   Investor Class

   AIM Technology Fund -                           Class A
                                                   Class C
                                                   Institutional Class
                                                   Investor Class

   AIM Utilities Fund -                            Class A
                                                   Class C
                                                   Institutional Class
                                                   Investor Class

AIM STOCK FUNDS
   AIM Dynamics Fund -                             Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

   AIM S&P 500 Index Fund -                        Institutional Class
                                                   Investor Class

AIM SUMMIT FUND                                    Class A
                                                   Class C
                                                   Class P

AIM TAX-EXEMPT FUNDS
   AIM High Income Municipal Fund -                Class A
                                                   Class C
                                                   Institutional Class

   AIM Tax-Exempt Cash Fund -                      Class A
                                                   Investor Class

   AIM Tax-Free Intermediate Fund -                Class A
                                                   Class A3
                                                   Institutional Class

AIM TREASURER'S SERIES TRUST
   Premier Portfolio                               Investor Class
   Premier Tax-Exempt Portfolio                    Investor Class
   Premier U.S. Government Money Portfolio         Investor Class"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: April 23, 2007

                                       AIM COUNSELOR SERIES TRUST
                                       AIM EQUITY FUNDS
                                       AIM FUNDS GROUP
                                       AIM GROWTH SERIES
                                       AIM INTERNATIONAL MUTUAL FUNDS
                                       AIM INVESTMENT FUNDS
                                       AIM INVESTMENT SECURITIES FUNDS
                                       AIM SECTOR FUNDS
                                       AIM SPECIAL OPPORTUNITIES FUNDS
                                       AIM STOCK FUNDS
                                       AIM TAX-EXEMPT FUNDS
                                       on behalf of the Shares of each Portfolio listed on Schedule A


                                       By: /s/ John M. Zerr
                                           -------------------------------------
                                           John M. Zerr
                                           Senior Vice President


                                       AIM TREASURER'S SERIES TRUST
                                       on behalf of the Shares of each Portfolio listed on Schedule A


                                       By: /s/ Karen Dunn Kelley
                                           -------------------------------------
                                           Karen Dunn Kelley
                                           President


                                       A I M DISTRIBUTORS, INC.


                                       By: /s/ Gene L. Needles
                                           -------------------------------------
                                           Gene L. Needles
                                           President